                                                                    EXHIBIT 99.1

                  THE HARTFORD FINANCIAL SERVICES GROUP, INC.

                             LETTER OF TRANSMITTAL
                                    FOR THE
                               OFFER TO EXCHANGE

                          4.625% SENIOR NOTES DUE 2013
          WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933

                                      FOR

       ANY AND ALL OUTSTANDING UNREGISTERED 4.625% SENIOR NOTES DUE 2013

       THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,

       EASTERN TIME, ON [                ], 2004 (THE "EXPIRATION DATE")

             UNLESS EXTENDED BY THE COMPANY IN ITS SOLE DISCRETION

                 The Exchange Agent (the "Exchange Agent") is:

                              JPMORGAN CHASE BANK

For Delivery by Regular Mail:  For Delivery by Registered or  By Facsimile Transmission (for
     JPMorgan Chase Bank          Certified Mail; Hand or     Eligible Guarantor Institutions
Institutional Trust Services        Overnight Delivery:                   Only):
        P.O. Box 2320               JPMorgan Chase Bank               (214) 468-6494
      Dallas, TX 75221         Institutional Trust Services       Attention: Frank Ivins
   Attention: Frank Ivins      2001 Bryan Street, 9th Floor
                                     Dallas, TX 75201
                                  Attention: Frank Ivins

                             For Information Call:
                                 (800) 275-2048

                         For Confirmation by Telephone:
                                 (214) 468-6464
                             ---------------------

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.


     The undersigned acknowledges receipt of the Prospectus dated [
  ], 2004 (the "Prospectus") of The Hartford Financial Services Group, Inc. (the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), which together describe the Company's offer (the "Exchange Offer") to exchange its 4.625% Senior Notes Due 2013, which have been registered under the Securities Act of 1933, as amended (the "Securities Act") (the "New Notes") for each of its outstanding 4.625% Senior Notes Due 2013 (the "Old Notes" and, together with the New Notes, the "Notes") from the holders thereof.


     The terms of the New Notes are identical in all material respects (including principal amount, interest rate and maturity) to the terms of the Old Notes for which they may be exchanged pursuant to the Exchange Offer, except that the New Notes have been registered under the Securities Act and will not be subject to the registration rights, additional interest provisions and transfer restrictions applicable to the Old Notes.

     Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus.

     YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE WITH RESPECT TO THE PROCEDURES FOR TENDERING OLD NOTES OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

     The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

                             PLEASE READ THE ENTIRE
                    LETTER OF TRANSMITTAL AND THE PROSPECTUS
                    CAREFULLY BEFORE CHECKING ANY BOX BELOW.

     List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and aggregate principal amounts should be listed on a separate signed schedule affixed hereto.

------------------------------------------------------------------------------------------------------------------------------
                                          DESCRIPTION OF OLD NOTES TENDERED HEREWITH
------------------------------------------------------------------------------------------------------------------------------
                                                                                 AGGREGATE
                                                                              PRINCIPAL AMOUNT
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)        CERTIFICATE             REPRESENTED BY            PRINCIPAL AMOUNT
               (PLEASE FILL IN)                        NUMBER(S)*               OLD NOTES**                 TENDERED**
------------------------------------------------------------------------------------------------------------------------------

                                                 -----------------------------------------------------------------------------

                                                 -----------------------------------------------------------------------------

                                                 -----------------------------------------------------------------------------

                                                 -----------------------------------------------------------------------------

                                                 -----------------------------------------------------------------------------

                                                 -----------------------------------------------------------------------------

                         TOTAL:
------------------------------------------------------------------------------------------------------------------------------
 * Need not be completed by book entry holders.
** Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Old Notes. See Instruction 2.
------------------------------------------------------------------------------------------------------------------------------

     Holders of Old Notes whose Old Notes are not immediately available or who cannot deliver all other required documents to the Exchange Agent prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus.

     Unless the context otherwise requires, the term "holder" for purposes of this Letter of Transmittal means any person in whose name Old Notes are registered or any other person who has obtained a properly completed written instrument of transfer or exchange from the registered holder or any person whose Old Notes are held of record by The Depository Trust Company ("DTC").

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

    Name of Registered Holder(s)
                                 -----------------------------------------------

    Name of Eligible Guarantor Institution that Guaranteed Delivery
                                                                    ------------

    Date of Execution of Notice of Guaranteed Delivery
                                                      --------------------------

    If Delivered by Book-Entry Transfer:
                                         ---------------------------------------

    Name of Tendering Institution
                                  ----------------------------------------------

    Account Number
                   -------------------------------------------------------------

    Transaction Code Number
                            ----------------------------------------------------

[ ] CHECK HERE IF NEW NOTES ARE TO BE DELIVERED TO PERSON OTHER THAN PERSON SIGNING THIS LETTER OF TRANSMITTAL:

    Name
         -----------------------------------------------------------------------

    Address
            --------------------------------------------------------------------

    Daytime Area Code and Telephone No.
                                        ----------------------------------------

    Taxpayer Identification No.
                                ------------------------------------------------

[ ] CHECK HERE IF NEW NOTES ARE TO BE DELIVERED TO ADDRESS DIFFERENT FROM THAT LISTED ELSEWHERE IN THIS LETTER OF TRANSMITTAL:

    Name
         -----------------------------------------------------------------------

    Address
            --------------------------------------------------------------------

    Daytime Area Code and Telephone No.
                                       -----------------------------------------

    Taxpayer Identification No.
                                ------------------------------------------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED OLD NOTES FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:

    Name
    ----------------------------------------------------------------------------

    Address
    ----------------------------------------------------------------------------

     If the undersigned is not a broker dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. A broker-dealer may not participate in the Exchange Offer with respect to Old Notes acquired other than as a result of market-making activities or other tracking activities. Any holder who is an "affiliate" of the Company or who has an arrangement or understanding with respect to the distribution of the New Notes to be acquired pursuant to the Exchange Offer, or any broker-dealer who purchased Old Notes from the Company to resell pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act must comply with the registration and prospectus delivery requirements under the Securities Act.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of the Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of all or any portion of the Old Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company, in connection with the Exchange Offer) to cause the Old Notes to be assigned, transferred and exchanged.

     The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Old Notes and to acquire New Notes issuable upon the exchange of such tendered Old Notes, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Old Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the tendered Old Notes or transfer ownership of such Old Notes on the account books maintained by the book-entry transfer facility. The undersigned further agrees that acceptance of any and all validly tendered Old Notes by the Company and the issuance of New Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement, dated as of July 10, 2003, among the Company, Banc of America Securities LLC, Wachovia Capital Markets, LLC and Banc One Capital Markets, Inc. (the "Registration Rights Agreement"), and that the Company shall have no further obligations or liabilities thereunder. The undersigned will comply with its obligations under the Registration Rights Agreement.

     The Exchange Offer is subject to conditions as set forth in the Prospectus under the caption "The Exchange Offer -- Conditions to the Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Old Notes tendered hereby and, in such event, the Old Notes not exchanged will be returned to the undersigned at the address shown below unless indicated otherwise above, promptly following the expiration or termination of the Exchange Offer. In addition, the Company may amend the Exchange Offer at any time prior to the Expiration Date if any of the conditions set forth under "The Exchange
Offer -- Conditions to the Exchange Offer" occur.


     By tendering Old Notes and executing this Letter of Transmittal, the undersigned represents that New Notes acquired in the exchange will be obtained in the ordinary course of business of the undersigned, that the undersigned has no arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act) of such New Notes, that the undersigned is not an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act or, if the undersigned is an affiliate of the Company, the undersigned will comply with the registration and prospectus delivery requirements of the Securities Act and that if the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it (i) has not entered into any arrangement or understanding with the Company or an affiliate of the Company to distribute the New Notes and (ii) will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The undersigned also represents that it is not acting on behalf of any person who could not truthfully make the foregoing representations.


     An "affiliate" of the Company or any holder of Old Notes using the Exchange Offer to participate in a distribution of the New Notes or any broker-dealer that acquired Old Notes directly from the Company and not as a result of market-making activities or other trading activities (i) cannot rely on the position of the staff of the Securities and Exchange Commission enunciated in its interpretive letter with respect to Exxon Capital Holdings Corporation (available May 13, 1988) or similar interpretive letters and (ii) absent an exemption under the Securities Act, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction. Such broker-dealers may not use the prospectus for the exchange offer in connection with such resales.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tendered Old Notes may be withdrawn at any time prior to the Expiration Date in accordance with the terms of this Letter of Transmittal. Except as stated in the Prospectus, this tender is irrevocable.

     Certificates for all New Notes delivered in exchange for tendered Old Notes and any Old Notes delivered herewith but not exchanged, and registered in the name of the undersigned, shall be delivered to the undersigned at the address shown below the signature of the undersigned.

The undersigned, by completing the box entitled "Description of Old Notes Tendered Herewith" above and signing this letter, will be deemed to have tendered the Old Notes as set forth in such box.

                         TENDERING HOLDER(S) SIGN HERE
                  (COMPLETE INTERNAL REVENUE SERVICE FORM W-9)

     MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON CERTIFICATE(S) FOR OLD NOTES HEREBY TENDERED OR IN WHOSE NAME OLD NOTES ARE REGISTERED ON THE BOOKS OF DTC OR ONE OF ITS PARTICIPANTS, OR BY ANY PERSON(S) AUTHORIZED TO BECOME THE REGISTERED HOLDER(S) BY ENDORSEMENTS AND DOCUMENTS TRANSMITTED HEREWITH. IF SIGNATURE IS BY A TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN, ATTORNEY-IN-FACT, OFFICER OF A CORPORATION OR OTHER PERSON ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, PLEASE SET FORTH THE FULL TITLE OF SUCH PERSON. SEE INSTRUCTION 3.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          (SIGNATURE(S) OF HOLDER(S))

Date
--------------------------------------------------------------------------------

Name(s)
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title)
--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

Daytime Area Code and Telephone No.
    ----------------------------------------------------------------------------

Taxpayer Identification No.
--------------------------------------------------------------------------------

                           GUARANTEE OF SIGNATURE(S)
                       (IF REQUIRED -- SEE INSTRUCTION 3)

Authorized Signature
--------------------------------------------------------------------------------

Dated
--------------------------------------------------------------------------------

Name
--------------------------------------------------------------------------------

Title
--------------------------------------------------------------------------------

Name of Firm
--------------------------------------------------------------------------------

Address of Firm
--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone No.
--------------------------------------------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

  To be completed ONLY if New Notes or Old Notes not tendered are to be issued in the name of someone other than the registered holder of the Old Notes whose name(s) appear(s) above.

Issue:  [ ]  Old Notes not tendered to:
        [ ]  New Notes to:

Name(s)
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address
--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Daytime Area Code and Telephone No.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Tax Identification No.
--------------------------------------------------------------------------------
                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

  To be completed ONLY if New Notes or Old Notes not tendered are to be sent to someone other than the registered holder of the Old Notes, whose names(s) appear(s) above, or such registered holder(s) at an address other than that shown above.

Issue:  [ ]  Old Notes not tendered to:
        [ ]  New Notes to:

Name(s)
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address
--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone No.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES

     A holder of Old Notes may tender the same by (i) properly completing and signing this Letter of Transmittal or a facsimile hereof (all references in the Prospectus to the Letter of Transmittal shall be deemed to include a facsimile thereof) and delivering the same, together with the certificate or certificates, if applicable, representing the Old Notes being tendered and any required signature guarantees and any other documents required by this Letter of Transmittal, to the Exchange Agent at its address set forth above prior to the Expiration Date, or (ii) complying with the procedure for book-entry transfer described below, or (iii) complying with the guaranteed delivery procedures described below.

     Holders of Old Notes may tender Old Notes by book-entry transfer by crediting the Old Notes to the Exchange Agent's account at DTC in accordance with DTC's Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the Exchange Offer. DTC participants that are accepting the Exchange Offer should transmit their acceptance to DTC, which will edit and verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send a computer-generated message (an "Agent's Message") to the Exchange Agent for its acceptance in which the holder of the Old Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal and the DTC participant confirms on behalf of itself and the beneficial owners of such Old Notes all provisions of this Letter of Transmittal (including any representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent.

     DELIVERY OF THE AGENT'S MESSAGE BY DTC WILL SATISFY THE TERMS OF THE EXCHANGE OFFER AS TO EXECUTION AND DELIVERY OF A LETTER OF TRANSMITTAL BY THE PARTICIPANT IDENTIFIED IN THE AGENT'S MESSAGE. DTC PARTICIPANTS MAY ALSO ACCEPT THE EXCHANGE OFFER BY SUBMITTING A NOTICE OF GUARANTEED DELIVERY THROUGH ATOP.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE OLD NOTES AND ANY OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE HOLDER, AND EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF SUCH DELIVERY IS BY MAIL, IT IS SUGGESTED THAT REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, BE USED. IN ALL CASES SUFFICIENT TIME SHOULD BE ALLOWED TO PERMIT TIMELY DELIVERY. NO OLD NOTES OR LETTERS OF TRANSMITTAL SHOULD BE SENT TO THE COMPANY.


     Holders whose Old Notes are not immediately available or who cannot deliver their Old Notes and all other required documents to the Exchange Agent prior to the Expiration Date or comply with book-entry transfer procedures on a timely basis must tender their Old Notes pursuant to the guaranteed delivery procedure set forth in the Prospectus. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Guarantor Institution (as defined below); (ii) prior to the Expiration Date, the Exchange Agent must have received from such Eligible Guarantor Institution either (a) a properly completed and duly executed Notice of Guaranteed Delivery, by facsimile transmission, mail or hand delivery, or (b) a properly transmitted Agent's Message relating to guaranteed delivery, setting forth the name and address of the tendering holder, the names in which such Old Notes are registered, and, if applicable, the certificate numbers of the Old Notes to be tendered; and (iii) all tendered Old Notes (or a confirmation of any book-entry transfer of such Old Notes into the Exchange Agent's account at a book-entry transfer facility), a properly completed and duly executed Letter of Transmittal (provided that such Letter of Transmittal is not required to be delivered if an Agent's Message is properly transmitted in accordance with (ii)(b) above) and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date, all as provided in the Prospectus.


     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Old Notes for exchange.

2.  PARTIAL TENDERS; WITHDRAWALS

     If less than the entire principal amount of Old Notes evidenced by a submitted certificate is tendered, the tendering holder must fill in the aggregate principal amount of Old Notes tendered in the box entitled "Description of Old Notes Tendered Herewith." A newly issued certificate for the Old Notes submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date. All Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise clearly indicated.

     If not yet accepted, a tender pursuant to the Exchange Offer may be withdrawn prior to the Expiration Date.

     To be effective with respect to the tender of Old Notes, a written notice of withdrawal must: (i) be received by the Exchange Agent at the address for the Exchange Agent set forth above at any time prior to the Expiration Date; (ii) specify the name of the person who tendered the Old Notes to be withdrawn; (iii) identify the Old Notes to be withdrawn (including the principal amount of such Old Notes, or, if applicable, the certificate numbers shown on the particular certificates evidencing such Old Notes and the principal amount of Old Notes represented by such certificates); (iv) include a statement that such holder is withdrawing its election to have such Old Notes exchanged; and (v) be signed by the holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantee as provided in the Prospectus). The Exchange Agent will return the properly withdrawn Old Notes promptly following receipt of notice of withdrawal. If Old Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn Old Notes or otherwise comply with the book-entry transfer facility's procedures. All questions as to the validity of notices of withdrawals, including time of receipt, will be determined by the Company, and such determination will be final and binding on all parties.

     Any Old Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Old Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Old Notes tendered by book-entry transfer into the Exchange Agent's account at the book entry transfer facility pursuant to the book-entry transfer procedures described above, such Old Notes will be credited to an account with such book-entry transfer facility specified by the holder) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Old Notes may be retendered by following one of the procedures described under the caption "The Exchange Offer -- Procedures for Tendering" in the Prospectus at any time prior to the Expiration Date.

3. SIGNATURE ON THIS LETTER OF TRANSMITTAL; WRITTEN INSTRUMENTS AND ENDORSEMENTS; GUARANTEES OF SIGNATURES

     If this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

     If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If a number of Old Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Old Notes.

     When this Letter of Transmittal is signed by the registered holder or holders (which term, for the purposes described herein, shall include any entity whose name appears on a security listing as the owner of the Old Notes) of Old Notes listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required.

     If this Letter of Transmittal is signed by a person other than the registered holder or holders of the Old Notes listed, such Old Notes must be endorsed or accompanied by separate written instruments of transfer or exchange in form satisfactory to the Company and duly executed by the registered holder, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the Old Notes.

     If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

     Endorsements on certificates or signatures on separate written instruments of transfer or exchange required by this Instruction 3 must be guaranteed by an Eligible Guarantor Institution.

     Signatures on this Letter of Transmittal must be guaranteed by an Eligible Guarantor Institution, unless Old Notes are tendered: (i) by a holder who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter of Transmittal; or (ii) for the account of an Eligible Guarantor Institution (as defined below). In the event that the signatures in this Letter of Transmittal or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an "Eligible Guarantor Institution"). If Old Notes are registered in the name of a person other than the signer of this Letter of Transmittal, the Old Notes surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Company, in its sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Guarantor Institution.

4.  SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS

     Tendering holders should indicate, as applicable, the name and address to which the New Notes or certificates for Old Notes not exchanged are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the tax identification number of the person named must also be indicated. Holders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the book-entry transfer facility as such holder may designate.

5.  TRANSFER TAXES

     If New Notes are to be issued or delivered to, or if Old Notes not tendered or exchanged are to be registered in the name of, any persons other than the registered owners, or if tendered Old Notes are registered in the name of any persons other than the persons signing this Letter of Transmittal, the amount of transfer taxes (whether imposed on the registered holder or such other person) payable on account of the transfer to such other person will be billed to the holder unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

6.  WAIVER OF CONDITIONS

     The Company reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

7.  MUTILATED, LOST, STOLEN OR DESTROYED SECURITIES

     Any holder whose Old Notes have been mutilated, lost, stolen or destroyed, should contact the Exchange Agent at the address indicated below for further instructions.

8.  IRS FORM W-9

     Each holder of Old Notes whose Old Notes are accepted for exchange (or other recipient of any New Notes) is required to provide the Exchange Agent with a correct taxpayer identification number ("TIN") (generally the holder's Social Security or federal employer identification number) and certain other information on Internal Revenue Service Form W-9 ("IRS Form W-9") and to certify that the holder (or other person) is not subject to backup withholding. Holders may obtain a copy of IRS Form W-9 by logging onto the Internal Revenue Service website at www.irs.gov/pub/irs-pdf/fw9.pdf. Failure to provide the information on IRS Form W-9 may subject the holder (or other person) to a $50 penalty imposed by the Internal Revenue Service and 28% federal income tax backup withholding on payments made in connection with the Old Notes. If the holder (or other person) has not been issued a TIN and a TIN is not provided by the time any payment is made in connection with the Old Notes, 28% of all such payments will be withheld until a TIN is provided and, if a TIN is not provided within 60 days, such withheld amounts will be paid over to the Internal Revenue Service.

9.  REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES

     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery, may be directed to the Exchange Agent at the address and telephone number set forth above.

10.  IRREGULARITIES

     All questions as to the validity, form, eligibility (including time of receipt), and acceptance of Letters of Transmittal or Old Notes will be resolved by the Company, whose determination will be final and binding. The Company reserves the absolute right to reject any or all Letters of Transmittal or tenders that are not in proper form or the acceptance of which would, in the opinion of the Company's counsel, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to the particular Old Notes covered by any Letter of Transmittal or tendered pursuant to such Letter of Transmittal. Neither the Company, the Exchange Agent nor any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. The Company's interpretation of the terms and conditions of the Exchange Offer shall be final and binding.


     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE OR COPY THEREOF (TOGETHER WITH CERTIFICATES OF OLD NOTES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS), A NOTICE OF GUARANTEED DELIVERY OR AN AGENT'S MESSAGE MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.


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

                           IMPORTANT TAX INFORMATION

     Under federal income tax law, a holder whose tendered Old Notes are accepted for exchange is required to provide the Exchange Agent with the holder's current TIN on IRS Form W-9, or, alternatively, to establish another basis for an exemption from backup withholding. If the holder is an individual, the TIN is his or her Social Security number. If the Exchange Agent is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, any payment made to the holder or other payee with respect to Old Notes exchanged pursuant to the Exchange Offer or to New Notes may be subject to a 28% back-up withholding tax.


     Certain holders of Old Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. However, exempt holders of Old Notes should indicate their exempt status on IRS Form W-9. For example, a corporation should complete an IRS Form W-9, providing its TIN and indicating that it is exempt from backup withholding. In order for a foreign individual to qualify as an exempt recipient, the holder must submit a properly completed Internal Revenue Service Form W-8BEN or other appropriate Form W-8 (a "Form W-8"), signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Paying Agent. See the Instructions for the Requester of Form W-9, available at www.irs.gov/pub/irs-pdf/iw9.pdf, and the instructions included in IRS Form W-9 for more instructions.


     If backup withholding applies, the Paying Agent is required to withhold 28% of any payments made to the holder of Old Notes or other payee. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF IRS FORM W-9


     To prevent backup withholding on any payment made to a holder or other payee with respect to Old Notes exchanged pursuant to the Exchange Offer or to New Notes, the holder is required to notify the Exchange Agent of the holder's current TIN (or the TIN of any other payee) by completing an IRS Form W-9, certifying that the TIN provided on such IRS Form W-9 is correct (or that the holder is awaiting a TIN), and that (i) the holder is exempt from backup withholding, or (ii) the holder has not been notified by the Internal Revenue Service that the holder is subject to backup withholding as a result of failure to report all interest or dividends, or (iii) the Internal Revenue Service has notified the holder that the holder is no longer subject to backup withholding.


WHAT NUMBER TO GIVE THE EXCHANGE AGENT

     The holder of Old Notes is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the Old Notes. If the Old Notes are registered in more than one name or are not registered in the name of the actual owner, consult the Instructions for the Requester of Form W-9 and the instructions included in IRS Form W-9 for additional guidance on which number to report.

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